Horizon Technology Finance Corporation Announces

Completion of Public Offering of Common Stock

FARMINGTON, Conn, July 23, 2012 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the "Company" or "Horizon") announced today that it has completed a public offering of 1,909,000 shares of its common stock (including 249,000 shares of common stock that were issued pursuant to the underwriters’ option to purchase additional shares) at a public offering price of $16.20 per share for total gross proceeds of approximately $30.9 million.

Wells Fargo Securities, LLC and Stifel, Nicolaus & Company, Incorporated acted as joint book-running managers for the offering. BB&T Capital Markets, Sterne, Agee & Leach, Inc., JMP Securities LLC and Gilford Securities Incorporated acted as co-managers.

The Company intends to initially use the net proceeds of this offering to repay outstanding debt borrowed under its revolving credit facility with Wells Fargo Capital Finance, LLC and then, through re-borrowing under the facility, invest the net proceeds of this public offering in portfolio companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.

The shares have been issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Wells Fargo Securities, 375 Park Avenue, New York, NY 10152-4077, Attn: Equity Syndicate Department, (800) 326-5897 or cmclientsupport@wellsfargo.com; or from Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated July 18, 2012 and accompanying prospectus dated May 7, 2012, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Horizon Technology Finance

Horizon Technology Finance Corporation is a business development company that provides secured loans to development-stage companies backed by established venture capital and private equity firms within the technology, life science, healthcare information and services, and clean-tech industries. The investment objective of Horizon Technology Finance is to maximize total risk-adjusted returns by generating current income from a portfolio of directly originated secured loans as well as capital appreciation from warrants to purchase the equity of portfolio companies. Headquartered in Farmington, Connecticut, with a regional office in Walnut Creek, California, the Company is externally managed by its investment advisor, Horizon Technology Finance Management LLC, a Securities and Exchange Commission registered investment adviser.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Horizon Technology Finance Corporation

Christopher M. Mathieu

Chief Financial Officer

(860) 676-8653